Exhibit 99.906CERT

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Emerging Markets Debt Fund, Inc.

In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended June 30, 2017 that is accompanied by this certification, the undersigned hereby certifies that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 17, 2017	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Emerging Markets Debt Fund, Inc. and will be retained by Morgan Stanley Emerging Markets Debt Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Emerging Markets Debt Fund, Inc.

In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended June 30, 2017 that is accompanied by this certification, the undersigned hereby certifies that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 17, 2017	/s/ Francis Smith
Francis Smith
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Emerging Markets Debt Fund, Inc. and will be retained by Morgan Stanley Emerging Markets Debt Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.